                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                DECEMBER 2, 2002


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                      001-14256               13-3869719
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)


                              1670 BROADWAY STREET
                                   SUITE 2800
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)


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ITEM 9.  REGULATION FD DISCLOSURE.

         On December 2, 2002, Westport Resources Corporation, a Nevada corporation, issued a press release announcing a proposed public offering of its common stock. The press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.


                            [SIGNATURE PAGE FOLLOWS]

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WESTPORT RESOURCES CORPORATION


Date:  December 2, 2002               By:        /s/ Lon McCain
                                             --------------------------------
                                      Name:  Lon McCain
                                      Title: Vice President, Chief Financial
                                             Officer and Treasurer


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                                  EXHIBIT INDEX


        EXHIBIT
         NUMBER                               EXHIBIT
        -------                               -------
         99.1*         Press release dated December 2, 2002 entitled "Westport
                       Announces Offering of Common Stock."

            *Filed herewith.